                                                                 EXHIBIT 31.2

                                  CERTIFICATION

         I, Jay Ryan, certify that:

               1.         I have reviewed this quarterly report on Form 10-Q of
                          eSpeed, Inc. for the quarter ended September 30, 2005;

               2.         Based on my knowledge, this quarterly report does not
                          contain any untrue statement of a material fact or
                          omit to state a material fact necessary to make the
                          statements made, in light of the circumstances under
                          which such statements were made, not misleading with
                          respect to the period covered by this quarterly
                          report;

               3.         Based on my knowledge, the financial statements, and
                          other financial information included in this quarterly
                          report, fairly present in all material respects the
                          financial condition, results of operations and cash
                          flows of the registrant as of, and for, the periods
                          presented in this quarterly report;

               4.         The registrant's other certifying officer and I are
                          responsible for establishing and maintaining
                          disclosure controls and procedures (as defined in
                          Exchange Act Rules 13a-15(e) and 15d-15(e)) and
                          internal control over financial reporting (as defined
                          in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the
                          registrant and have:

                             a.     Designed such disclosure controls and
                                    procedures, or caused such disclosure
                                    controls and procedures to be designed under
                                    our supervision, to ensure that material
                                    information relating to the registrant,
                                    including its consolidated subsidiaries, is
                                    made known to us by others within those
                                    entities, particularly during the period in
                                    which this report is being prepared;

                             b.     Designed such internal control over
                                    financial reporting, or caused such internal
                                    control over financial reporting to be
                                    designed under our supervision, to provide
                                    reasonable assurance regarding the
                                    reliability of financial reporting and the
                                    preparation of financial statements for
                                    external purposes in accordance with
                                    generally accepted accounting principles;

                             c.     Evaluated the effectiveness of the
                                    registrant's disclosure controls and
                                    procedures and presented in this report our
                                    conclusions about the effectiveness of the
                                    disclosure controls and procedures, as of
                                    the end of the period covered by this report
                                    based on such evaluation; and

                             d.     Disclosed in this report any change in the
                                    registrant's internal control over financial
                                    reporting that occurred during the
                                    registrant's most recent fiscal quarter that
                                    has materially affected, or is reasonably
                                    likely to materially affect, the
                                    registrant's internal control over financial
                                    reporting; and

                    5.    The registrant's other certifying officer and I have
                          disclosed, based on our most recent evaluation of
                          internal control over financial reporting, to the
                          registrant's auditors and the audit committee of
                          registrant's board of directors:

                             a.     All significant deficiencies and material
                                    weaknesses in the design or operation of
                                    internal control over financial reporting
                                    which are reasonably likely to adversely
                                    affect the registrant's ability to record,
                                    process, summarize and report financial
                                    information; and

                             b.     Any fraud, whether or not material, that
                                    involves management or other employees who
                                    have a significant role in the registrant's
                                    internal control over financial reporting.

/s/ Jay Ryan
---------------------------------
Jay Ryan
Senior Vice President and Chief Financial Officer

 Date: November 9, 2005

                                                                              35